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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
FIRST MARINER BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, May 4, 2004, AT 7:45 A.M.
at
FIRST MARINER BANCORP
3301 Boston Street
Baltimore, Maryland 21224

        The Annual Meeting of Stockholders of First Mariner Bancorp, a Maryland corporation, will be held on May 4, 2004, at 7:45 a.m., local time, at First Mariner Bancorp, 3301 Boston Street, Baltimore, Maryland 21224 to consider and vote upon:

        1. The election of six directors to serve until the Annual Meeting of Stockholders to be held in 2007, and until their successors are duly elected and qualified.

        2. To approve the Company's 2004 Long Term Incentive Plan.

        3. To approve the Company's 2003 Employee Stock Purchase Plan.

        4. To consider and act on a stockholder proposal regarding the separation of the positions of Chairman of the Board and Chief Executive Officer.

        5. Any other matters that may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on March 26, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it to our transfer agent, American Stock Transfer & Trust Company, in the enclosed postage-paid return envelope. You may revoke your Proxy at any time prior to or at the meeting by voting at the meeting or by timely and proper delivery prior to the meeting of a duly executed later-dated proxy.

        You are cordially invited to attend the meeting in person.

                      By Order of the Board of Directors,

                      Eugene A. Friedman
                      SECRETARY

April 1, 2004

FIRST MARINER BANCORP
3301 Boston Street
Baltimore, Maryland 21224

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 4, 2004 AT 7:45 A.M.

SOLICITATION AND REVOCATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of First Mariner Bancorp (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 4, 2004 at First Mariner Bancorp, 3301 Boston Street, Baltimore, Maryland 21224. The proxy is revocable at any time prior to or at the Meeting by voting at the Meeting or by timely and proper delivery prior to the Meeting of a duly executed later-dated proxy. In addition to solicitation by mail, proxies may be solicited by officers, directors and employees of the Company who will not be specifically compensated for soliciting such proxies. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to beneficial owners of the common stock of the Company registered in names of nominees. This proxy material is being sent to the Company's stockholders on or about April 1, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

        Stockholders of record at the close of business on March 26, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the close of business on that date, there were outstanding and entitled to vote 5,726,151 shares of common stock, $.05 par value ("Common Stock"), each of which is entitled to one vote.

        The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of a majority of all shares voted at the Meeting is sufficient to carry motions presented with respect to Proposals One, Two, Three, and Four described in this Proxy Statement. An abstention or broker non-vote is included for purposes of determining the presence or absence of a quorum for the transaction of business but is not included in calculating votes cast with respect to the Proposals. The Company designates individuals to serve as the Inspectors of Elections for purposes of tallying shares voted who will be present at the Meeting.

        All proxies will be voted as directed by the stockholder on the proxy card. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

  •
  FOR the nominees for directors named below.

  •
  FOR the approval of the Long Term Incentive Plan

  •
  FOR the approval of the Employee Stock Purchase Plan

  •
  AGAINST the stockholder proposal to separate the positions of Chairman of the Board and Chief Executive Officer.

  •
  If other matters are properly presented at the meeting, persons named as the proxies will have discretion to vote on those matters according to their best judgment.

        If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following sets forth information as of the record date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each of the Company's directors and director nominees; and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted below, the persons named in the table have sole investment powers with respect to each of the shares reported as beneficially owned by such person. Except as otherwise noted, the address of each person named below is the address of the Company.

Name and Address	Number of Shares	Percent of Class(1)
Edwin F. Hale, Sr. (2)	1,316,156	20.49%
Barry B. Bondroff (3)	54,474	0.95%
Thomas L. Bromwell (4)	373	0.01%
John Brown III (5)	800	0.01%
Edith B. Brown (6)	3,467	0.06%
Stephen A. Burch (7)	2,567	0.04%
Rose M. Cernak (8)	42,531	0.74%
Joseph A. Cicero (9)	109,928	1.90%
Howard Friedman (10)	29,433	0.51%
Bruce H. Hoffman (11)	73,157	1.28%
George H. Mantakos (12)	103,791	1.79%
John J. Oliver, Jr. (13)	2,250	0.04%
Patricia Schmoke, MD (14)	1,900	0.03%
Hanan Y. Sibel (15)	39,843	0.70%
Leonard Stoler (16)	54,423	0.95%
Hector Torres (17)	633	0.01%
Michael R. Watson (18)	4,452	0.06%
All directors and executive officers as a group (18 persons)(19)	1,900,885	28.72%
Jeffrey L. Gendell (20) 237 Park Avenue Suite 900 New York, New York 10012	527,000	9.20%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	380,000	6.64%

(1)
Includes shares of Common Stock subject to options and warrants held by the named individual which are exercisable as of or within 60 days of March 26, 2004.

(2)
Includes 11,664 shares in his Individual Retirement Account; also includes warrants to purchase 408,839 shares and options to purchase 288,666 shares.

(3)
Includes 37,408 shares in his Individual Retirement Account, 6,297 shares held jointly with his wife; also includes warrants to purchase 3,666 shares and options to purchase 7,103 shares.

(4)
Includes options to purchase 333 shares.

(5)
Includes options to purchase 500 shares.

(6)
Includes 1,000 shares owned by her husband in which she may be deemed to have beneficial ownership and options to purchase 1,467 shares.

(7)
Includes options to purchase 367 shares.

(8)
Includes 11,000 shares held jointly with her husband, 4,000 shares owned by her husband in his Individual Retirement Account in which she may be deemed to have beneficial ownership, 4,000 shares held by Olde Obrycki's Crab House, Inc., of which she is the owner, and 100 shares owned by her granddaughter in which she may be deemed to have beneficial ownership; also includes warrants to purchase 3,666 shares and options to purchase 2,543 shares.

(9)
Includes options to purchase 67,333 shares.

(10)
Includes 10,444 shares owned by his son and 10,444 shares owned by his daughter in which he may be deemed to have beneficial ownership; also includes options to purchase 1,333 shares.

(11)
Includes 18,050 shares held jointly with his wife and 3,430 shares held in an Individual Retirement Account for his wife in which he may be deemed to have beneficial ownership; also includes warrants to purchase 3,666 shares and options to purchase 3,284 shares.

(12)
Includes 9,900 shares held in an Individual Retirement Account and 1,100 shares held jointly with his wife; also includes options to purchase 64,217 shares.

(13)
Includes options to purchase 2,150 shares.

(14)
Includes options to purchase 1,800 shares.

(15)
Includes 37,100 shares held jointly with his wife and options to purchase 2,743 shares.

(16)
Includes options to purchase 2,323 shares.

(17)
Includes options to purchase 33 shares.

(18)
Includes options to purchase 2,917 shares.

(19)
Includes warrants to purchase 419,837 shares and options to purchase 472,945 shares.

(20)
Represents shared power to vote or direct the vote of the shares and shared power to dispose of or direct the disposition of the shares with Tontine Partners, L.P., Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Tontine Overseas Associates, L.L.C.

Proposal One:
ELECTION OF DIRECTORS

        The Board proposes the election of the six directors named below, to hold office for a three year term until the Annual Meeting of Stockholders to be held in the year 2007, and until the election and qualification of their successors. All of the nominees are currently directors of the Company. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms in accordance with the Company's Charter and By-Laws. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors. The Board of Directors of the Company recommends that stockholders vote FOR election of all nominees.

        Information concerning the persons nominated for election and for those directors whose term of office will continue after the Meeting is set forth below.

Nominees for Election

Term to Expire in 2007

Name	Age	Director Since
Edith B. Brown	70	1998
Thomas L. Bromwell	55	2002
Rose M. Cernak	73	1995
George H. Mantakos	61	1994
Michael R. Watson	61	1998
Hector Torres	52	2003

        Edith B. Brown is an independent consultant providing marketing services. She previously served as the Director of Public and Community Relations at Centre Management, a sports and entertainment arena, since 1979.

        Thomas L. Bromwell is the President and Chief Executive Officer of the Injured Workers Insurance Fund (IWIF). Mr. Bromwell served in the Maryland State Senate from 1983-2002.

        Rose M. Cernak has been the owner and president of Olde Obrycki's Crab House, Inc. since 1995. Prior thereto, Ms. Cernak acted as a general manager and vice president of Obrycki's. She is a former member of the Board of Directors of Baltimore Bancorp. Although Ms. Cernak's term will not expire until 2007, her tenure as a director of the Company will end in 2006 when she reaches the age of 75, the mandatory retirement age of a director under the Company's By-laws.

        George H. Mantakos is Executive Vice President of the Company, and the President of First Mariner Bank ("The Bank"). Mr. Mantakos previously served as President of the Company and Chief Executive Officer of the Bank. Prior thereto, Mr. Mantakos was a founder and organizer of Maryland's Bank, FSB, the predecessor of the Bank.

        Michael W. Watson is the President of the American Pilots Association. He was the former President of the Association of Maryland Pilots.

        Hector Torres is the Executive Director of the Governor's Commission on Hispanic Affairs. He formerly was the Battalion Chief and Public Information Officer of the Baltimore City Fire Department.

Continuing Directors

Term to Expire in 2006

Name	Age	Director Since
Joseph A. Cicero	59	1996
Howard Friedman	38	1999
John J. Oliver, Jr.	58	1997
Hanan Y. Sibel	72	1995
Leonard Stoler	73	1995

        Joseph A. Cicero is the President of the Company and Chief Operating Officer of the Bank. Mr. Cicero was Maryland Area President of First Union Bank during 1996 and Maryland Area President for First Fidelity Bank from November, 1994 to December, 1995. Prior thereto, he was Executive Vice President and Chief Financial Officer and Director of Baltimore Bancorp from January, 1992 to November, 1994.

        Howard Friedman has been the Chairman of Circa Capital, since 1997. From 1987 to 1997 he was the Publisher and CEO of Whitemark Press, Inc.

        John J. Oliver, Jr. has been the CEO and Publisher of the Afro-American Newspapers since 1996.

        Hanan Y. Sibel is the chief executive officer of Sibel Enterprises and Vice President of Nyberg & Assoc. He had previously served as Chairman/CEO of MAI-Chaimson, Inc., a food distribution company.

        Leonard Stoler has been the owner and president of Len Stoler Inc., an automobile dealership, since 1968.

Continuing Directors

Term to Expire in 2005*

Name	Age	Director Since
Edwin F. Hale, Sr.	57	1995
Barry B. Bondroff	55	1995
John Brown III	56	2002
Stephen A. Burch	54	2002
Bruce H. Hoffman	56	1995
Patricia Schmoke, MD	50	1999

        *James P. O'Conor, whose term was to expire in 2005, is no longer a director of the Company by virtue of having reached the Company's mandatory retirement age.

        Edwin F. Hale, Sr. is Chairman and Chief Executive Officer of the Company and of First Mariner Bank (the "Bank"). He is also the Chairman of the Baltimore Blast Corp., an indoor soccer franchise. Mr. Hale is the former Chairman of the Board and Chief Executive Officer of Baltimore Bancorp, which is now Wachovia Corporation.

        Barry B. Bondroff is a Managing Partner for Smart & Associates in Baltimore, MD. Prior to that he was the managing officer of Grabush, Newman & Co., P.A. a certified public accounting firm, since 1982. Mr. Bondroff is a member of the American Institute of Certified Public Accountants, and is a former member of the Board of Directors of Baltimore Bancorp.

        John Brown III is President of M.B.K. Enterprises, Inc. (R. J. Bentleys' Restaurant) and managing partner of the College Park Professional Center. Mr. Brown is also the former Chairman of the Maryland Stadium Authority.

        Stephen A. Burch is President, Comcast Cable Atlantic Division.

        Bruce H. Hoffman is the Senior Vice President with Gilbane, a building company. He had previously served as the executive director of the Maryland Stadium Authority from 1989 until 1999. He is a former member of the Board of Directors of Baltimore Bancorp.

        Patricia Schmoke, MD has been a practicing ophthalmologist since 1982. She is also the President of the Metropolitan Eye Care Association.

Director Emeritus

        We currently have one director emeritus. Melvin S. Kabik, formerly a director of the Company, reached mandatory retirement age in 2001 and was appointed as a director emeritus.

BOARD MEETINGS AND COMMITTEES

GOVERNANCE OF THE COMPANY

        Our business, property and affairs are managed by, or are under the direction of, the Board of Directors, pursuant to the General Corporation Law of the State of Maryland and our By-laws.    Members of the Board of Directors are kept informed of the Company's business through discussions with the Chairman, with the President and other Executive Officers, and with key members of management by reviewing materials provided to them and participating in meetings of the Board and its committees.

        The Board of Directors and management have been reviewing the corporate governance policies and practices of the Company. This includes comparing our current policies and practices to policies and practices suggested by our outside counsel and other public companies. Based upon this review, we expect to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the company. We have adopted changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and Nasdaq.

Director Independence

        The Board of Directors has determined that all of its members are independent and meet the independence requirements of The Nasdaq Stock Market, except for Edwin F. Hale, Sr., Joseph A. Cicero and George H. Mantakos, who are each executive officers of the Company.

Directors Attendance at Annual Meeting

        Although the Company does not have a formal policy regarding director attendance at the annual stockholder meetings, all directors are encouraged to attend the annual meeting of stockholders and the annual meeting of the Board of Directors. All of the Company's directors attended the annual meeting on May 6, 2003.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with any member of the Board of Directors of the Company by writing First Mariner Bancorp, Board of Directors, 3301 Boston Street, Baltimore, MD 21224. Communications received are distributed to the Chairman of the Board, Chairman of the Audit Committee or other member of the Board as appropriate, depending on the facts and circumstances of the communications.

Committees of the Board of Directors

        The Board of Directors has an Executive Committee, an Audit Committee, a Nominating Committee, a Community Action Committee and a Compensation Committee. During 2003, the Board of Directors met nine times, the Audit Committee met seven times, the Nominating Committee met once, the Community Action Committee met three times and the Compensation Committee met once. Each director attended at least 75% or more of all meetings of the Board of Directors and Committees of the Board on which he or she served.

EXECUTIVE COMMITTEE

        The Executive Committee of the Board of Directors also serves as the Company's Asset and Liability Management Committee (ALCO). The Executive Committee consists of Edwin F. Hale, Sr. (Chairman), Barry B. Bondroff, Joseph A. Cicero, Bruce H. Hoffman, Michael R. Watson, George H. Mantakos and Stephen A. Burch. The Executive Committee met once in 2003.

        In its capacity as the ALCO Committee, the Executive Committee reviews reports prepared by management, which include analysis of interest rate and liquidity risk, capital adequacy, and the performance and quality of the Company's investment portfolio. The ALCO Committee sets policies which govern interest rate and liquidity risk, capital adequacy, and investment portfolio management. The ALCO Committee meets quarterly and presents reports of its meetings to the full Board.

AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company is comprised of three independent directors, all of whom have no financial or personal ties to the Company (other than director compensation and equity ownership as described in this proxy statement), as "independence" is defined in the National Association of Securities Dealers' listing standards and the provisions of the Sarbanes-Oxley Act of 2002 and the final rules adopted by the Securities Exchange Commission ("Final Rules"). The Amended and Restated Audit Committee Charter details the duties and responsibilities of the Audit Committee and is attached to this proxy statement as Appendix A.

        The Audit Committee discussed with the Company's senior management and independent auditors the process used for certifications by the Company's CEO and CFO which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for filings with the Securities and Exchange Commission.

        The Board of Directors has determined that Barry B. Bondroff, CPA is a financial expert as defined by Item 401(h) of Regulation S-K of the Exchange Act. Mr. Bondroff meets the standard for independence required by the Final Rules.

        The Audit Committee of the Board of Directors consists of Michael R. Watson (Chairman), Barry B. Bondroff and John Brown III, each of whom is independent, consistent with Nasdaq's independent director and audit committee listing standards. The Audit Committee meets with management and independent accountants to review financial results and the quarterly and annual reports, discuss the financial statements, the auditor's independence and accounting methods, and recommend and review with such accountants and management the internal accounting procedures and controls. The Audit Committee is responsible for recommending to the Board the selection of the independent public accountants and also reviews, considers and makes recommendations regarding proposed related party transactions, if any. The Audit Committee acts under a written charter first adopted by the Board in 2000, which was amended and restated in 2004.

COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors consists of Barry B. Bondroff (Chairman), Edith B. Brown and Bruce H. Hoffman, each of whom is independent, consistent with Nasdaq's independent director and listing standards. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock based compensation is granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Compensation Committee acts under a written charter first adopted by the Board in 2004. The charter is available in the investor relations section of the Company's website at www.1stmarinerbancorp.com.

NOMINATING COMMITTEE

        The Nominating Committee selects qualified persons as nominees for election by the stockholders to the Company's Board of Directors. The duties and responsibilities of the nominating committee include, among other things:

  •
  Establish criteria and qualifications for Board membership, including standards for assessing independence.

  •
  Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board.

  •
  Recommend to the Board candidates for election or reelection at each annual meeting of stockholders.

        In evaluating candidates for nominees for director, the Nominating Committee considers the needs of the Company with respect to the particular talents and experience of its directors. Nominees should have, among other things, the highest ethical standards and integrity; a willingness to act and be accountable for Board decisions; an ability to provide wise, informed and thoughtful counsel to top management on a range of issues; loyalty and commitment to driving the success of the Company; sufficient time to devote to the affairs of the company; and a history of achievements that reflect high standards for the nominee and others.

        The Nominating Committee may identify director nominees through a combination of referrals, including by management, existing Board members, stockholders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation.

        The Nominating Committee's recommendations are presented to the Board of Directors at regularly scheduled meetings. The Nominating Committee will also consider those recommendations by stockholders which are submitted in writing to the Secretary of the Corporation, giving the recommended candidates name, biographical data and qualifications. Pursuant to the Company's By-laws, any stockholder that wishes to submit director nominations should submit advance notice of the proposed nomination to the Secretary of the Company not less than 90 days or more than 120 days prior to the meeting date, provided that if the date of the annual meeting has been changed by more than 30 days from the anniversary of the annual meeting date stated in the previous year's proxy statement, nominations must be received by the Company not later than the close of business on the tenth day following the public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's By-laws.

        The Nominating Committee has adopted a Charter, a copy of which is available on the Company's website at www.1stmarinerbancorp.com. The Nominating Committee consists of Bruce H. Hoffman (Chairman), Barry B. Bondroff, Michael R.Watson, and Stephen A. Burch, each of whom is independent, consistent with Nasdaq's independent director and audit committee listing standards.

        The Nominating Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 Meeting. All of the nominees for election to the Board at the Meeting are incumbent directors standing for reelection except for Hector Torres. Mr. Torres was appointed to the Board to fill a vacancy on October 21, 2003.

COMMUNITY ACTION COMMITTEE

        The Community Action Committee of the Board of Directors of the Company is comprised of five directors. The members of the Committee are John J. Oliver, Jr., (Chairman), Joseph A. Cicero, James P. O'Conor, Hector Torres and Dr. Patricia Schmoke. The Committee reviews the compliance of the Company and its subsidiaries and affiliates with the Community Reinvestment Act and the Home Mortgage Disclosure Act and the regulations, rules and guidelines promulgated thereunder.

DIRECTOR COMPENSATION

        Directors receive fees for their services, and are reimbursed for expenses incurred in connection with their service as directors. Directors received $900 for each Board meeting attended, $900 for each committee meeting not on the same day as a Board meeting, $500 for each meeting of the Company's subsidiary Finance Maryland, LLC (consisting of one outside director) and $200 for attending the meeting of the Bank's Loan Committee (consisting of one outside director). The members of the Audit Committee receive $1,500 for each Audit Committee meeting attended. Directors also receive a yearly grant of stock options to purchase 500 shares of common stock and are granted stock options to purchase 100 shares of common stock for each committee meeting they attend. Each committee chairman receives options to purchase 150 shares of common stock for each committee meeting he attends. Directors receive no other compensation for attending meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of any securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's Common Stock made all required filings during the fiscal year ended December 31, 2003 except that current reports on Form 4 for Thomas Bromwell (covering once stock purchase) and Michael Watson (covering one stock purchase) were filed late.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and to any other executive officer of the Company who received compensation in excess of $100,000 during any of the last three fiscal years of the Company.

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)		Securities Underlying Options	All Other Compensation(2)
Edwin F. Hale, Sr. Chairman of the Board and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$ $ $	425,000 350,000 275,000	$ $ $	296,000 120,000 110,000	$ $ $	14,039 14,039 12,357	70,000 50,000 40,000	$ $ $	5,540 5,393 2,625
Joseph A. Cicero President of the Company and Chief Operating Officer of the Bank	2003 2002 2001	$ $ $	230,000 212,500 195,000	$ $ $	62,350 66,100 0	$ $ $	7,229 7,229 0	20,000 15,000 15,000	$ $ $	7,614 7,302 2,971
George H. Mantakos Executive Vice President of the Company and President of the Bank	2003 2002 2001	$ $ $	197,500 185,000 150,000	$ $ $	73,700 77,600 20,000	$ $ $	5,141 5,141 7,827	17,500 15,000 10,000	$ $ $	8,275 7,942 2,426
Mark A. Keidel Chief Financial Officer of the Company and the Bank	2003 2002 2001	$ $ $	141,500 125,000 110,000	$ $ $	38,550 38,050 7,000	$ $ $	0 0 0	12,500 7,500 5,000	$ $ $	3,231 3,064 1,801

(1)
The amount disclosed represents car lease payments made by the Company on behalf of Mr. Hale and Mr. Mantakos, respectively and depreciation on a bank car provided to Mr. Cicero.

(2)
The amount disclosed represents matching funds under the Company's 401(k) plan, life insurance coverage of up to two times the annual base salary under an endorsement split dollar arrangement for each of the named executive officers. The maximum coverage under the arrangement is $300,000. The economic value of life insurance coverage for Mr. Hale, Mr. Cicero, Mr. Mantakos, and Mr. Keidel for 2003 and 2002 were $3,355, $3,641, $4,293 and $829 respectively.

Option Grants in Last Fiscal Year

        Options granted to the executive officers named in the above Summary Compensation Table during 2003 are set forth below:

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Option/SARs Granted (#)(1)	Percent of Total Options/SARs Granted To Employees In Fiscal Year	Exercise or Base Price ($/S)	Expiration Date	Grant Date Present Value ($)(2)
Edwin F. Hale, Sr.	70,000(3)	38.96%	$11.68	01/16/13	$384,300
Joseph A. Cicero	20,000(3)	11.13%	$11.68	01/16/13	$109,800
George H. Mantakos	17,500(3)	9.74%	$11.68	01/16/13	$96,075
Mark A. Keidel	12,500(3)	6.96%	$11.68	01/16/13	$68,625

(1)
Options granted in the year ended December 31, 2003 were issued under the 2002 Stock Option Plan.

(2)
This value is calculated by utilizing the Modified Black-Scholes American option pricing model which assumes a 4.10% risk-free interest rate, 10 year expected life, 27% expected volatility of the stock and 0% expected dividend yield on the stock.

(3)
These options were granted on January 16, 2003. One-third of the options are exercisable on the date of the grant, one-third are exercisable on the first anniversary of the date of the grant, and one-third are exercisable on the second anniversary of the date of the grant.

Aggregated Option Exercises In Last Fiscal Year and
Fiscal Year End Option Values

        No stock options were exercised by the executive officers named in the Summary Compensation Table during 2003. The following table sets forth certain information regarding unexercised options held by the named executive officers as of December 31, 2003:

	Aggregate Fiscal Year-End Option Values
	Number of Securities Underlying Unexercised Options at Fiscal Year-End
					Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name
	Exercisable		Unexercisable		Exercisable	Unexercisable
Edwin F. Hale, Sr.	248,667	(2)	63,333	(6)	$2,441,330	$458,765
Joseph A. Cicero	55,667	(3)	18,333	(7)	$578,361	$133,016
George H. Mantakos	53,383	(4)	16,667	(8)	$532,193	$121,482
Mark A. Keidel	17,167	(5)	10,833	(9)	$172,134	$78,042

(1)
Represents the total gain which would be realized if all in-the-money options held at December 31, 2003 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2003 of $18.60.

(2)
The exercise price of these options is $9.09 per share with respect to 132,000 of these options, $8.6875 per share with respect to 10,000 of these options, $5.625 per share with respect to 10,000 of these options, $5.50 per share with respect to 40,000 of these options, $10.45 with respect to 33,334 of these options, and $11.68 with respect to 23,333 of these options.

(3)
The exercise price of these options is $9.09 per share with respect to 16,500 of these options, $5.625 per share with respect to 7,500 of these options, $5.50 per share with respect to 15,000 of these options, $10.45 with respect to 10,000 of these options, and $11.68 per share with respect to 6,667 of these options.

(4)
The exercise price of these options is $9.09 per share with respect to 22,550 of these options, $5.625 per share with respect to 5,000 of these options, $5.50 per share with respect to 10,000 of these options, $10.45 with respect to 10,000 of these options, and $11.68 per share with respect to 5,833 of these options.

(5)
The exercise price of these options is $6.25 with respect to 3,000 of these options, $5.50 per share with respect to 5,000 of these options, and $10.45 with respect to 5,000 of these options, $11.68 per share with respect to 4,167 of these options.

(6)
The exercise price of these options is $10.45 with respect to 16,666 of these options, and $11.68 with respect to 46,667 of these options.

(7)
The exercise price of these options is $10.45 with respect to 5,000 of these options, and $11.68 with respect to 13,333 of these options.

(8)
The exercise price of these options is $10.45 with respect to 5,000 of these options, and $11.68 with respect to 11,667 of these options.

(9)
The exercise price of these options is $10.45 with respect to 2,500 of these options, and $11.68 with respect to 8,333 of these options.

Equity Compensation Plan Information

        The following table sets forth the securities authorized for issuance under our equity compensation plans as of December 31, 2003:

Plan category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	701,888	$9.48	54,894
Equity compensation plans not approved by security holders(1)	—	—	80,154

Total	701,888	$9.48	150,818

(1)
The Board of Directors approved the Company's 2003 Employee Stock Purchase Plan as of July 1, 2003. The Employee Stock Purchase Plan is being presented to the stockholders for approval at the 2004 annual meeting and therefore was not approved by the stockholders as of December 31, 2003. Pursuant to the Employee Stock Purchase Plan, employees of the Company may purchase shares of the Company's common stock through payroll deductions.

EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

        The Bank has a key man life insurance policy on Mr. Hale in the amount of $3,000,000.

        The Company and the Bank are parties to an Employment Agreement with George H. Mantakos dated May 1, 1995, pursuant to which Mr. Mantakos is employed as the President of the Bank. The agreement provides for an annual salary of $125,000 which may be adjusted on the anniversary date of the agreement to an amount to be approved by the Board of Directors. Mr. Mantakos is entitled to participate in any management bonus plans established by the Bank and to receive all benefits offered to employees. Mr. Mantakos will, at the discretion of the Chairman, have the opportunity to receive a bonus in a maximum amount of $20,000 per year. The Compensation Committee is empowered to grant a larger bonus to Mr. Mantakos. Mr. Mantakos receives the use of an automobile provided by the Bank. The term of the Employment Agreement is one year, expiring May 1, 2004 and, if not terminated within 90 days of its termination date, is automatically renewed for one additional year, provided, however, that the Board of Directors of the Bank may terminate the agreement at any time. In the event of involuntary termination for reasons other than gross negligence, fraud or dishonesty (or in the event of the material diminution of or interference with Mr. Mantakos' duties, or a change of control of the Bank), the Bank is obligated to pay Mr. Mantakos his salary through the remaining term plus additional severance equal to the then current annual salary, but not less than $110,000. In such event, Mr. Mantakos is permitted to exercise all options, and warrants held by him, and the Company is obligated to purchase all of the Common Stock owned by Mr. Mantakos at the time of the involuntary termination and all of the Common Stock owned by him after he exercises all of his options and warrants.

CHANGE IN CONTROL AGREEMENTS

        The Company has entered into Change in Control Agreements with Messrs. Hale, Mantakos, Cicero, and Keidel.

        The agreements provide severance payments to these executives should a change in control result in a loss of employment, or a significant change in his or her employment. Under the agreement Messrs. Hale, Mantakos, and Cicero would be entitled to severance payments equal to 2.99 times annual compensation, while Mr. Keidel's would receive 1.99 times his annual compensation.

OTHER BENEFITS

        The Company provides life insurance benefits to Messrs. Hale, Mantakos, Cicero and Keidel in an amount equal to two times base annual salary during their employment up to a maximum of $300,000. The Company has agreed to provide post-employment life insurance benefits for these executives of $100,000, subject to a predetermined vesting schedule.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The functions of the Compensation Committee include, administering management incentive compensation plans, establishing the compensation of officers and reviewing the compensation of directors. The Board of Directors has adopted a written charter for this committee setting out the functions that this committee is to perform. A copy of the charter is available on the Company's website.

        The Compensation Committee of the Board consists of Messrs. Bondroff, Hoffman and Ms. Brown, who are non-employee directors and have no interlocking relationship or insider participation as defined by the Securities and Exchange Commission. None of the Company's executive officers serves on the Board of Directors or Compensation Committee of a company that has an executive officer that serves on the Company's Board or Compensation Committee. No member of the Company's Board is an executive officer of a company in which one of the company's executive officers serves as a member of the Board of Directors or Compensation Committee of that company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The objectives of the Company's management compensation policy are to attract and retain the best available executive officers; to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through equity-based compensation; and to provide a compensation package that recognizes the executive's contribution, as well as the Company's performance, measured by both short-term and long-term achievements.

        The management compensation policy and the general compensation policies of the Company are established by the Compensation Committee of the Board (The "Compensation Committee"). The Compensation Committee formulates the compensation policy and specific compensation levels for executive officers and administers the Company's equity based compensation plans. Each member of the Compensation Committee is a non-employee director. From time to time, the Compensation Committee retains independent compensation consultants to work on its compensation matters. The Board of Directors approves the recommendations of the Compensation Committee.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        The Compensation Committee believes that the compensation of the Chief Executive Officer, Edwin F. Hale, Sr., should be based largely upon corporate performance relative to the Company's business plan. In setting Mr. Hale's salary and bonus, the Compensation Committee considered the key role Mr. Hale plays in the development and expansion of the Company, its substantial growth, the increase in public awareness of the Company and the development of commercial and consumer business of the Bank.

        During the tenure of Mr. Hale's leadership, the Company has realized significant growth and increased profitability. Total assets, loans and deposits have grown an average compound annual growth rates of 48% each, and the Company has grown to the fifth largest publicly traded bank holding company headquartered in Maryland. Profits in 2003 were a record for the Company, totaling $5,307,000, up 36% from $3,904,000 in 2002, were a record for a third consecutive year, and exceeded the 2003 budget. Growth in assets and loans has far exceeded industry averages, and asset quality has remained solid with net chargeoffs as a percentage of average loans of just .12% since 1995.

        Mr. Hale has been an integral part of the Company's sales and marketing efforts, actively participating in the Company's marketing strategies and serving as spokesman in the Company's radio and television advertising. Through Mr. Hale's efforts, the Company now enjoys name recognition of 94% in the Baltimore Metropolitan area based on an independent market research study conducted in January 2003.

        Mr. Hale has also been a critical factor in the Company's success in raising capital to support its continued growth. Mr. Hale's banking experience and credibility in the capital markets have been instrumental in nine successful capital raising efforts in 1995, 1998, 2001, 2002 and 2003.

        The Compensation Committee also reviews competitive data regarding compensation levels and practices and engages independent consultants on a regular basis. The Compensation Committee set Mr. Hale's base compensation for the fiscal year 2003 at $425,000, a 21% increase over his 2002 base salary. Mr. Hale received a bonus of $296,000 for 2003 based on the performance of the Company, including exceeding budgeted net income targets.

        Mr. Hale also received stock options in 2003. In an effort to link more strongly the interests of the Company with that of its stockholders, the Company granted Mr. Hale an option to purchase 70,000 shares of Common Stock at the market price on the date the option was granted.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

        Recommendations regarding the base salary of the Executive Officers, other then the Chief Executive Officer, are made to the Compensation Committee by the Chief Executive Officer and either approved or modified by the Compensation Committee. The recommendation as to the bonus paid to each Executive Officer is based upon a review of the performance of these officers during the prior year by the Chief Executive Officer and includes the factors described in the preceding section on compensation of the Chief Executive Officer. The Compensation Committee concurred with the recommendations made by the Chief Executive Officer.

        Mr. Cicero, Mr. Mantakos and Mr. Keidel were granted options to purchase 20,000, 17,500 and 12,500 shares respectively in 2003.

SUBMITTED BY THE COMPENSATION COMMITTEE OF
FIRST MARINER BANCORP BOARD OF DIRECTORS

Barry B. Bondroff, Chair
Edith B. Brown
Bruce H. Hoffman

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of the Company is comprised of three independent directors (as independence is defined in the National Association of Securities Dealers' listing standards and the Final Rules). The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Board of Directors has adopted a charter for the Audit Committee (the "Charter") to set forth its responsibilities which is available on the Company's website.

        As required by the Charter, the Audit Committee received and reviewed the report of Stegman & Company regarding the results of their audit, as well as the written disclosures and the letter from Stegman & Company required by Independence Standards Board Standard No. 1. The Audit Committee reviewed and discussed the audited financial statements with the management of the Company. A representative of Stegman & Company also discussed with the Audit Committee the independence of Stegman & Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Stegman & Company included the following:

  •
  Stegman & Company's responsibilities in accordance with generally accepted auditing standards;

  •
  The initial selection of, and whether there were any changes in, significant accounting policies or their application;

  •
  Management's judgments and accounting estimates;

  •
  Whether there were any significant audit adjustments;

  •
  Whether there were any disagreements with management;

  •
  Whether there was any consultation with other accountants;

  •
  Whether there were any major issues discussed with management prior to Stegman & Company's selection;

  •
  Whether Stegman & Company encountered any difficulties in performing the audit;

  •
  Stegman & Company's judgments about the quality of the Company's accounting principles;

  •
  Stegman & Company's responsibilities for information prepared by management that is included in documents containing audited financial statements.

        In addition, the Audit Committee must:

  •
  Pre-approve audit and permissable non-audit services provided by Stegman & Company either on an engagement by engagement basis, or pursuant to established policies and procedures

  •
  Disclose in appropriate filings the fees paid to Stegman & Company categorized as Audit Fees, Audit Related Fees, Tax Fees and All Other Fees for the past two (2) years.

  •
  Ensure Compliance with Regulation FD, Regulation G and Regulation BTR

  •
  Ensure that the Audit Committee has as a member qualified as an Audit Committee Financial Expert.

        Based on its review of the financial statements and its discussions with management and the representative of Stegman & Company, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF FIRST MARINER
BANCORP BOARD OF DIRECTORS

Michael R. Watson, Chair
Barry B. Bondroff
John Brown III

PERFORMANCE GRAPH

        The following graph compares the performance of the Company's Common Stock, with the performance of a broad market index and a nationally-recognized industry standard assuming in each case both an initial $100 investment on December 31, 1998 and reinvestment of dividends as of the end of the Company's fiscal years. The Company has selected the Nasdaq Market Index as the relevant broad market index because prices for the Company's Common Stock are quoted on Nasdaq National Market. Additionally, the Company has selected the Nasdaq Bank Index as the relevant industry standard because such index consists of financial institutions which the Company believes generally possess assets, liabilities and operations more similar to the Company than other publicly-available indices. However, given the short history of the Company's operations and its rapid growth, the Company believes no truly appropriate comparative index exists.

	Period Ending
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
First Mariner Bancorp	100.00	63.46	30.77	70.46	84.69	143.08
Nasdaq Bank Stock	100.00	92.02	105.52	116.15	121.40	157.74
NASDAQ Market Index	100.00	185.59	112.67	88.95	60.91	91.37

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has had in the past, and expects to have in the future, banking transactions in the ordinary course of business with directors and executive officers on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with other unaffiliated persons and, in the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features. Included in our portfolio are loans outstanding from the Company to Edwin F. Hale, Sr. in the aggregate amount of $1.65 million at December 31, 2003, which loans do not involve more than the normal risk of collectibility and bear interest and are collateralized on terms prevailing for comparable transactions.

        In November 1997 the Company entered into a lease with Hale Properties, LLC, a limited liability company wholly owned by Edwin F. Hale, Sr., CEO of the Company, for premises in Baltimore City, Maryland on which are located the headquarters and executive offices of the Company and the Bank and a full service branch bank. The Company pays rent of $518,400 per year for approximately 36,000 square feet of office space. This lease was transferred to the new location when the bank moved in July, 2002.

        In July 2002, March 2003, and June 2003 the Company entered into leases with Hale Properties, LLC for additional office space in the Company's new headquarters building at 3301 Boston Street in Baltimore City, an expanded full service branch location, and a retail mortgage office. The Company pays rent of $558,800 for 25,616 square feet of office space and $103,000 for 3,000 square feet of retail branch space with extended drive thru facilities.

        The Company maintains an operations facility at 1516 Baylis Street, Baltimore, Maryland. The Bank occupies approximately 27,500 square feet of office space at this location which is leased from Edwin F. Hale, Sr. Annual rent is approximately $305,200 for the office space. The Company also rents 18,400 square feet of storage space and disaster recovery facilities at two other locations owned by Mr. Hale. The annual rent for these facilities is $127,000.

        The above leases have been approved by the Audit Committee and the Board of Directors, which believes that such leases are comparable or at least favorable to market rates and terms.

        The Company sponsors the activities of the Baltimore Blast, a professional soccer team owned by Edwin F. Hale, Sr. The Company pays approximately $131,500 for a sponsorship package which includes printed material and Company banners displayed at Baltimore Blast games and prize giveaways. The Company has a letter of credit with the Baltimore Blast in the amount of $400,000 that is secured by cash.

        The Company has obtained the naming rights to the major indoor sports/entertainment facility in Baltimore from Mr. Hale who obtained them from the City of Baltimore. The Company pays Mr. Hale $75,000 per year for the naming rights, which is the same as Mr. Hale pays the City of Baltimore. The Company has a letter of credit with the City of Baltimore in the amount of $375,000 securing performance under the contract.

        The Audit Committee and the Board of Directors has reviewed an approved the above transactions and believes them to be fair and reasonable, and in the best interests of the Company.

CODE OF CONDUCT AND ETHICS

        The Company has an Employee Code of Conduct and Ethics Policy approved by the Board of Directors that applies to all employees, directors, and officers of the Company, including our principal executive officer, principal financial officer and principal accounting officer. We require all directors, officers and employees to adhere to the Code of Conduct and Ethics Policy in addressing the legal and ethical issues encountered in conducting their work. All employees are required to certify that they have reviewed the Code of Conduct and Ethics Policy and understood it. Additionally, the Company has adopted an Executive Code of Conduct and Ethics that addresses (i) "blackout period" prohibitions on trading in the Company's securities; (ii) prohibitions against insider trading; (iii) corporate opportunities; and (iv) the policy regarding loans to insiders. Copies of both documents are available on the Company's website at www.1stmarinerbancorp.com.

Proposal Two
APPROVAL OF 2004 LONG TERM INCENTIVE PLAN

INTRODUCTION

        On March 16, 2004, the Company's Board of Directors formally adopted the new 2004 Long Term Incentive Plan (the "Plan"), subject to shareholder approval. The Plan provides equity-based compensation incentives through the grant of stock options, stock appreciation rights and restricted shares. ("Awards"). The Plan has reserved 500,000 shares of the Company's common stock for issuance of Awards.

        A copy of the Plan is attached to this proxy statement as Appendix B and is considered a part of this proxy statement. The following description of the Plan is a summary. Please refer to Appendix B for a complete description of the Plan and its terms.

        If the Plan is approved by the shareholders, the Board intends to cause the shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Commission at the Company's expense.

VOTE REQUIRED

        The approval of the 2004 Long Term Incentive Plan requires the affirmative vote of at least a majority of the shares represented at the meeting in person or by proxy.

  The Board of Directors recommends a vote FOR the approval of the Plan.

SUMMARY OF THE PLAN

Overview

        The plan was established for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors and consultants of the Company and its affiliates ("Eligible Persons") and to provide incentives and awards for superior performance, and continue to align the interests of employees with the interests of stockholders.

        The primary difference between the Plan and the Company's 2002 Stock Option Plan is that the 2004 Plan provides significantly greater flexibility with respect to the types of Awards that may be granted. The 2002 Stock Option Plan only provides for the grant of stock options. The Board believes that the increased flexibility provided by the Plan will enable the Company to utilize a greater variety of awards when creating incentives for employees and others, and be better positioned to respond to changes in accounting rules which may affect stock option grants.

Administration of the Plan

        Our Compensation Committee, which is composed solely of independent directors, or such other committee as the Board of Directors may designate (the "Committee"), will administer the Plan. The Committee has full authority to construe and interpret the Plan in order to carry out its provisions and purposes. The Committee has the authority to determine those eligible to receive Awards and to establish the terms and conditions of any Awards. The Committee also has the authority to determine the fair market value of shares issued pursuant to the Plan; to approve the forms of Award agreements; to prescribe, amend and rescind rules and procedures relating to the Plan and its administration; modify, cancel or waive the Company's rights with respect to any Awards; and to make all other interpretations and take all other actions the Committee may consider necessary or advisable to administer the Plan.

Shares Subject to the Plan

        The maximum number of shares of common stock that the Company may issue under the Plan is 500,000 shares.

        To the extent that any shares subject to an Award are not issued because the Award expires without having been exercised, is cancelled, forfeited or becomes unexercisable, or is settled without issuance of shares of common stock (including shares tendered to exercise outstanding options and shares tendered or withheld for taxes on Awards), such shares will be available again for grants of Awards under the Plan.

Eligibility and Limitations of Awards

        The Committee may grant options that are intended to qualify as incentive stock options ("ISOs") only to employees, and may grant all other Awards to Eligible Persons.

        The Plan has various limits that apply to individual and aggregate awards. No individual may receive grants of options and SARs that exceed 250,000 shares.

Options

        Options granted under the Plan provide participants with the right to purchase shares of the Company's common stock. The Committee may grant options that are intended to qualify as ISOs, or options that are not intended to so qualify ("Non-ISOs"). The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares on the option grant date).

Share Appreciation Rights (SARs)

        A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs

        The exercise price of Non-ISOs and SARs may not be less than 100% of the fair market value on the grant date of the shares subject to the Award. The exercise price of ISOs may not be less than 100% of the fair market value on the grant date of the underlying shares subject to the Award (110% of the fair market value in the case of participants who own more than ten percent of our shares on the grant date).

Exercise of Options and SARs

        To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder's termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check, shares, and cashless exercise under a program the Committee approves.

        The term over which participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's shares of common stock).

Restricted Shares

        Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met. The Plan provides the Committee with discretion to determine the terms and conditions under which a participant's interests in such Awards becomes vested.

        Whenever shares are released pursuant to the vesting of restricted shares (or the shares underlying the restricted share units are issued), the participant will be entitled to receive additional shares that reflect any stock dividends that the Company's shareholders received between the date of the Award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company's shareholders during the same period.

Income Tax Withholding

        As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares.

Transferability

        Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts.

Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

        The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In such event, the Committee may provide in substitution for any or all outstanding options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection with the surrender of all options to be replaced. In any case such substitution of securities will not require the consent of any person who is granted options pursuant to the Plan.

        In addition, in the event of a Change in Control (as defined below), each outstanding Award will be assumed or substituted with a substantially equivalent award by the surviving or successor corporation upon the consummation of the transaction. However, to the extent outstanding Awards are neither being assumed nor replaced with substantially similar Awards, the Board has the discretion and authority to provide with respect to such Award that (i) the vesting of such Award shall accelerate so that the Award shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that any repurchase right with respect to shares issued upon exercise of an Award shall lapse, and (ii) the Company or the surviving or successor corporation shall pay cash or other consideration to participants in exchange for the satisfaction and cancellation of an outstanding Award. A Change in Control is a change in control of more than 50% of any class of the Company's outstanding common stock.

        In the event a participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant's termination.

        For purposes of the section of the Plan dealing with a Change in Control, Awards are considered assumed, without limitation, if each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of shares covered by the Award at such time (after giving effect to any adjustments in the number of shares covered by the Award as provided for in the Plan); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the fair market value of the per-share consideration received by holders of shares in the transaction.

        In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of Plan; Amendments and Termination

        The term of the Plan is ten years from March 16, 2004, the date it was approved by the Board. The Board of Directors may, at any time amend, alter, suspend, discontinue or terminate the Plan, subject to applicable laws; provided that no amendment, suspension or termination of the Plan may materially and adversely affect any Award already granted under the Plan, unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof, without the written consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES

        Under the United States Internal Revenue Code (the "Code"), the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant's overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:

        ISOs. There are generally no federal income tax consequences to a participant or to the Company by reason of the grant or exercise of an ISO. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any. If a participant holds shares acquired through exercise of an incentive stock option for two years or more from the date on which the option is granted and for more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on the disposition of such shares will be long-term capital gain or loss. Generally, if the participant disposes of the shares before the expiration of either of these holding periods (a "Disqualifying Disposition"), then at the time of disposition, the participant will realize taxable ordinary income equal to the lesser of: (i) the excess of the shares' fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale.

        Non-ISO's. There are no tax consequences to the participant or to the Company by reason of the grant of a nonqualified stock option. Upon the exercise of a non-ISO, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the shares' fair market value on the exercise date over the exercise price. The Company is required to withhold, from regular wages, an amount based on the ordinary income recognized by the participant. Subject to the provisions of Code Section 162(m) and satisfaction of tax reporting requirements, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon subsequent disposition of the shares acquired upon exercise of a nonqualified stock option, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the nonqualified stock option. Such gain or loss will be long-term or short-term, depending on whether the shares were held for more than one year.

        Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

        Restricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or shares that the participant receives when the Award vests.

        Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not "performance-based" within the meaning of Code section 162(m) in certain circumstances.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

        All of the directors and executive officers of the Company are eligible to receive Awards under the Plan and, therefore, have an interest in the approval of the Plan because they could receive financial benefit under the Plan.

NEW PLAN BENEFITS

        It is not possible to determine the number of options to purchase common stock or the number of shares of restricted stock that will be awarded under the Plan to any particular individual. No Awards have been made under the Plan and it is not possible to determine the Awards or amounts which would have been received or allocated to Eligible Persons under the Plan if the Plan had been in effect for the last completed fiscal year.

Proposal Three
APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

        The Board is seeking shareholder approval of the First Mariner Bancorp 2003 Employee Stock Purchase Plan (the "ESPP"). The Board adopted the ESPP effective as of July 1, 2003, subject to approval by the stockholders at the Annual Meeting. The Board adopted the ESPP because the Company's existing Employee Stock Purchase Plan expired. The plan has reserved 100,000 shares of the Company's common stock for issuance under this plan.

        A copy of the ESPP is attached to this proxy statement as Appendix C and is considered a part of this proxy statement. The following description of the ESPP is a summary. Please refer to Appendix C for a complete description of the ESPP and its terms.

        The Board has caused the shares that are available for issuance to be registered on a Form S-8 registration statement to be filed with the Commission at the Company's expense.

VOTE REQUIRED

        The approval of the Employee Stock Purchase Plan requires the affirmative vote of at least a majority of the shares represented at the meeting in person or by proxy.

        The Board of Directors recommends a vote FOR the approval of the Employee Stock Purchase Plan.

SUMMARY OF ESPP

Purpose

        The Company believes that employee ownership of our common stock is desirable for both its shareholders and employees. The purpose of the ESPP is to provide a convenient and advantageous way for employees of the Company and its designated subsidiaries to purchase shares of our common stock through payroll deductions pursuant to a plan that is intended to qualify for beneficial tax treatment under Section 423 of the Tax Code.

Stock Subject to the ESPP

        Under the ESPP, qualified employees may purchase shares of our common stock through payroll deductions at a discount from market price, without incurring trading fees. A maximum of 100,000 shares of common stock, subject to adjustments for stock splits and similar adjustments, will be available for purchase under the ESPP. Shares of common stock issued under the ESPP may be newly-issued shares of the Company's common stock, as well as shares repurchased by the Company, including shares purchased in the open market.

Plan Administration

        The ESPP will be administered by the Company's Compensation Committee. The Compensation Committee is authorized to interpret the ESPP and to prescribe, amend and rescind rules and regulations relating to the ESPP and to any options granted under the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.

Eligibility and Ownership Limitations

        Participation in the ESPP is voluntary. All full-time regular employees of the Company and its participating subsidiaries with 30 days or more of continuous employment with the Company and/or its participating subsidiaries will be eligible to participate in the Plan. The term "full-time regular employee" includes persons whose customary employment with the Company is at least 20 hours per week and more than five months per calendar year. No member of the Board who is not an employee of the Company or a subsidiary or who is a member of the Committee will be eligible to participate.

        No participant may be granted an option to purchase shares under the ESPP if such participant, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. Additionally, no participant may be granted an option which permits his or her right to purchase shares under the ESPP, and any other stock purchase plan of the Company, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Participation

        An eligible employee may enroll as a participant in the ESPP at any time by completing and forwarding a payroll deduction authorization form to the Company. The form will authorize automatic payroll deductions for each pay period commencing on the Offering Commencement Date (as defined below) following receipt of the authorization form by the Company, and continuing until (i) the participant changes the amount of the payroll deductions; (ii) the participant becomes an ineligible employee or withdraws from participation from the ESPP; (iii) the ESPP is suspended or terminated; or (iv) the Committee otherwise determines. The Offering Commencement Date means the first business day of the calendar quarter applicable to an offering to participants of options to purchase shares.

        A participant may authorize payroll deductions not less than $10 per pay period and not more than $250 per pay period. A participant may at any time (but in no event more than twice during the any calendar year) increase or decrease the participant's payroll deduction by completing and forwarding a new payroll deduction authorization form to the Company.

Option Grants

        Offerings to participants of options to purchase shares will be made each calendar quarter. Each offering period will commence on the Offering Commencement Date and will terminate on the last business day of the calendar quarter applicable to the offering ("Offering Termination Date"). Offerings will continue to be made under the ESPP until the later of (i) the date the maximum number of shares has been purchased pursuant to options granted, or (ii) the ESPP is terminated or suspended.

        On the Offering Commencement Date of each offering period, each participant will be granted an option to purchase on each Offering Termination Date during the offering period a number of shares determined by dividing the participant's accumulated payroll deductions credited to the participant's account as of the Offering Termination Date by the exercise price. The exercise price for each share purchased under the ESPP will not be less than 90% of the fair market value of the common stock on the Offering Termination Date.

Option Exercise

        Unless a participant withdraws from the ESPP, or except as otherwise provided in the ESPP or determined by the Committee, an option granted to a participant will be deemed to have been exercised automatically on the Offering Termination Date applicable to such option. The participant's account will be charged for the amount of the purchase, and the participant's ownership of the shares purchased will be appropriately evidenced on the books of the Company. Subsequent shares, if any, covered by the participant's option will be purchased in the same manner on the next Offering Termination Date, whenever sufficient funds to purchase one or more full shares have again accumulated in the participant's account.

Quarterly Statements

        Each participant will be provided with a quarterly written statement indicating the number of shares of stock purchased under the ESPP for such quarter, the aggregate number of shares accumulated under the ESPP, and other relevant information.

Effect of Termination of Employment Retirement or Death

        A participant's participation in the ESPP will terminate immediately upon the termination of employment, retirement or death of the participant. No payroll deduction will be taken from any pay due and owing to a participant at that time, and the balance in the participant's account will be paid to the participant, or in the event of a participant's death, to the participant's estate, survivor, or a designated beneficiary.

Amendment and Termination of the ESPP

        The Board may at any time, or from time to time, amend the ESPP in any respect; provided that without the prior approval of the majority of the issued and outstanding shares of common stock, no amendment may (i) increase or decrease the number of shares approved for the ESPP, (ii) materially modify the eligibility requirements for participation in the ESPP, (iii) materially increase the benefits accruing to participants under the ESPP; or (iv) cause options issued to fail to meet the requirements of an employee stock purchase plan under Section 423 of the Code.

        The Committee may terminate or suspend the ESPP and all rights to participants under the ESPP.

Term of ESPP

        Unless sooner terminated, the ESPP will have a term of 10 years.

FEDERAL INCOME TAX CONSEQUENCES

        The Company intends that the ESPP qualify as an "employee stock purchase plan" under Code Section 423. The following discussion summarizes the material federal income tax consequences to the Company and participating employees in connection with the ESPP under existing applicable provisions of the Code and the accompanying Treasury Regulations. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws.

        Under the Code, the Company is deemed to grant employee participants in the ESPP an "option" on the Offering Commencement Date of each offering period to purchase as many shares of common stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the Offering Termination Date, the purchase price is determined and the employee is deemed to have exercised the "option" to purchase shares of common stock with his or her accumulated payroll deductions.

        The required holding period for favorable federal income tax treatment upon disposition of common stock acquired under the ESPP is two years after the Offering Commencement Date of an offering period and more than one year after the transfer of stock to the participant. When the common stock is disposed of after this period (a "qualifying disposition"), the participant's gross income for the taxable period including the qualified disposition will generally, if there is a gain, include a compensation element and a capital gain element (see discussion below of capital gains and losses). The participant's gross income will include compensation income equal to the lesser of: (1) the excess of the fair market value of the common stock upon the qualified disposition over the exercise price; or (2) the excess of the fair market value of the common stock on the grant date over the option price. The amount included in the participant's gross income as compensation income will be added to the basis of the participant's common stock (except in the case of death, where the basis of the common stock is adjusted to its fair market value). The participant will then recognize capital gain income to the extent the proceeds from the disposition of the common stock exceed the basis of the common stock.

        In the event a participant disposes (excluding disposition by death) of common stock acquired under the ESPP within two years from the grant date or within one year from the date the common stock is transferred to the participant (a "disqualifying disposition"), the participant's gross income for the taxable period including such disqualifying disposition will include compensation income equal to the difference between the common stock's fair market value on the date of purchase and the exercise price, regardless of the price at which the common stock is sold. The difference, if any, between the proceeds of sale and the fair market value of the stock at the date of purchase is treated as a capital gain or loss (long-term if shares are held for more than the applicable holding period).

        The Company will not be entitled to a deduction upon the grant or exercise of an option to purchase common stock of the Company under the ESPP or upon disposition of common stock unless the common stock is disposed of (excluding disposition by death) within two years from the grant date or within one year from the date on which the common stock is transferred to the disposing participant. If common stock is sold within either said period, the Company will be entitled to a deduction at the time and in the same amount as the compensation income recognized by the disposing participant.

        It is intended that all options granted under the ESPP will qualify for the tax treatment set forth above with respect to stock options granted under Section 423 of the Code. In the event, however, that an option or the ESPP fails to so qualify, options will be treated as nonqualified stock options, with the consequences set forth below. A participant's gross income for the taxable period including the exercise date will include compensation income equal to the excess of the fair market value of the common stock on the exercise date over the exercise price. A participant's basis in common stock received upon exercise of a nonqualified option is the sum of the exercise price paid and the compensation income recognized as a result of exercising the nonqualified option.

        The Company would be entitled to a deduction for federal income tax purposes, with respect to the exercise of a nonqualified stock option at the same time and in the same amount as the compensation income recognized by the participant, provided the Company satisfies all applicable withholding requirements.

        The foregoing discussion, which is general in nature, is intended for the information of stockholders and not as tax guidance to participants in the ESPP. Participants in the ESPP should consult a tax advisor as to the tax consequences of participation.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON

        Joseph A. Cicero, George H. Mantakos and Mark A. Keidel are executive officers of the Company who are eligible to participate in the ESPP and, therefore, have an interest in the approval of the ESPP because they could receive financial benefit under the ESPP.

SUMMARY OF BENEFITS

        Although it is uncertain the amount of benefits or amounts that will be received by the following individuals or specified groups in future years, we submit as a point of reference the following table, which provides information with respect to benefits received by or allocated to the following individuals and groups under the new Employee Stock Purchase Plan since its adoption by the Board as of July 1, 2003:

NEW PLAN BENEFITS

First Mariner Bancorp 2003 Employee Stock Purchase Plan

Name and Position	Number of Shares
Edwin F. Hale, Sr. Chairman and Chief Executive Officer of the Company and the Bank	0
Joseph A. Cicero President of the Company and Chief Operating Officer of Bank	120
George Mantakos Executive Vice President of the Company and President of the Bank	120
Mark A. Keidel Senior Vice President and Chief Financial Officer of the Company and the Bank	120

All Executive Officers (1)	360

Non-Executive Director Group (2)	0
Non-Executive Officer Employee Group	8,265

(1)
Includes those officers, as a group, who are included in Item 4A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

(2)
Non-employee directors are not eligible to participate in the ESPP.

Proposal Four:
STOCKHOLDER PROPOSAL RELATING TO SEPARATION OF POSITIONS OF
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

        Mr. John F. Maas, 4053 Bayberry Ct., Monmouth Jct., New Jersey, 08852 the sole owner of 5,032 shares of common stock, has advised the Company that he plans to introduce the following resolution at the Annual Meeting:

    RESOLVED:

    That the shareholders of First Mariner Bancorp (FMB) urge the Board of Directors to adopt a policy that the Chairman of the Board and Chief Executive Officer (CEO) be two different individuals and that the Chairman be an independent director, elected by the directors.

    SUPPORTING STATEMENT

    In my opinion, the primary purpose of the Board of Directors is to protect shareholders' interests by providing independent oversight of management, including the CEO. I believe that a separation of the roles of Chairman and CEO will promote greater management accountability to shareholders at FMB.

    Corporate governance experts have questioned how one person serving as both Chairman and CEO can effectively monitor and evaluate his or her own performance. The National Association of Corporate Directors Blue Ribbon Commission on Director Professionalism has recommended that an independent director should be charged with "organizing the board's evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the board; setting the agenda with the CEO, and leading the board in anticipating and responding to crises." (Report of the NACD Blue Ribbon Commission on Director

    Professionalism. Washington, D.C.: National Association of Corporate Directors, 1996, reissued 2001)

    In my opinion separating the positions of Chairman and CEO will enhance independent Board leadership at FMB.

    Institutional investors have found that a strong objective board leader can best provide the necessary oversight of Management. For example, CalPERS' Corporate Governance Core Principles and Guidelines states that "the independence of a majority of the Board is not enough" and that "the leadership of the board must embrace independence, and it must ultimately change the way in which directors interact with management." (CalPERS' Corporate Governance Core Principles & Guidelines: The United States April 13, 1998, III.A)

    Andrew Grove, chairman of Intel Corporation, stated "The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he's an employee, he needs a boss, and that boss is the board. The chairman runs the board. How can the CEO be his own boss?" (BusinessWeek, November 11, 2002)

    Corporate boards should separate the role of chairman and chief executive, according to a McKinsey & Co. survey of 180 US directors representing almost 500 companies, two-thirds of which claim annual revenues topping US$1 billion. Nearly 70% of those polled said a CEO should not run the board. (Financial Times, May 28, 2002)

    I believe that separating the CEO and Chairman positions and having an independent Chairman will strengthen the Board's integrity and improve its oversight of management.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS

        The Board strongly endorses the view that one of its primary functions is to protect stockholders' interests by providing independent oversight of management, including the CEO. However, the Board does not believe that mandating a particular structure, such as a separate chairman and CEO, is necessary to achieve effective oversight.

        The same proposal was submitted by Mr. Maas in the previous two years and was included in the proxy statements for the annual meeting of stockholders held on May 6, 2003 and May 7, 2002. The stockholders of the Company defeated the proposal at both the 2002 and 2003 annual meetings. The Board of Directors still believes that the proposal is not in the best interests of the Company or its stockholders. The Board believes that our Company is best served by having Mr. Hale, who is also a large stockholder, serve as both Chairman and Chief Executive Officer. In this manner, the Chairman, whose interests are aligned with the interest of the public stockholders, acts as a bridge between the Board and the operating organization and provides critical leadership for strategic initiatives.

        Under Mr. Hale's leadership the Company has continued to reflect solid growth and increasing profits for its stockholders, as evidenced in the Company's performance in 2001, 2002 and 2003. During the tenure of Mr. Hale's leadership, the Company has realized growth and increased profitability. Total assets, loans and deposits have grown at average compound annual growth rates of 42% in each of the last three years, and have grown the Company to be the 5th largest publicly traded bank holding company headquartered in Maryland. Profits in 2003 were a record for the Company, totaling $5,307,000, up 36% from $3,904,000 in 2002, a record for the third consecutive year. While growth in assets and loans has far exceeded industry averages, asset quality has remained solid with net chargeoffs as a percentage of average loans equaling just .12% since 1995.

        Mr. Hale has been an integral part of the Company's sales and marketing efforts, actively participating in the Company's marketing strategies and serving as spokesman in the Company's radio and television advertising. Through Mr. Hale's efforts, the Company now enjoys name recognition of 94% in the Baltimore Metropolitan area based upon an independent market study conducted in January 2003 by Marshall Marketing on behalf of WBAL.

        Mr. Hale has also been a critical factor in the Company's success in raising capital to support its continued growth. Mr. Hale's banking experience and credibility in the capital markets has been instrumental in nine successful capital raising efforts in 1995, 1998, 2001, 2002 and 2003.

        Independent oversight of management is effectively conducted and maintained through the Board. Fifteen of the 18 current directors are independent directors and the Chairman has no greater nor lesser vote on matters considered by the Board than any other director.

        Moreover, in addition to the Board, various independent committees of the Board perform independent management oversight. The Compensation Committee of the Board consists of three independent directors; as detailed in its report appearing elsewhere in this proxy statement, the Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the Chief Executive Officer—and reports to the Board. The Audit Committee, which is comprised of three independent directors, oversees the Company's financial practices, regulatory compliance, accounting procedures and financial reporting functions. In addition, the Audit Committee, is specially entrusted by law to pass on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, any related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company. Thus, an independent chairman does not add any value to this already effective process.

        Finally, all directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

        The Board believes that the interests of the Company and its stockholders are best served at this time by the experienced leadership and decisive direction provided by a full-time Chairman and Chief Executive Officer, subject to oversight by the Company's independent directors. The Board—and the Company—is strengthened by the leadership of Mr. Hale, who provides strategic and operational expertise, broad vision and a proven ability to lead the Company to the successes it has experienced. The Board believes that success is promoted by active and independent directors and loyal and hard-working executives who act consistently with a strong set of corporate governance ethics, rather than a particular Board structure. The Board believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership.

        The Board believes therefore, that this proposal is not in the best interest of the Company or its stockholders and unanimously recommends a vote AGAINST approval of the proposal to separate the office of Chairman and Chief Executive Officer, and the accompanying proxy will be so voted, unless a contrary specification is made.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        Stegman & Company performed the audit of the Company's financial statements for the year ended December 31, 2003. A representative of Stegman & Company will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire, and will answer appropriate questions directed to them relating to their audit of the Company's consolidated financial statements.

PRINCIPAL AUDITOR FEES AND SERVICES

Audit and Non-Audit Fees

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stegman & Company in 2003 and 2002:

Services Performed	2003	2002
Audit Fees(1)	$80,250	$68,000
Audit-Related Fees(2)	13,500	19,500
Tax Fees(3)	13,750	8,500

Total Fees	$107,500	$96,000

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the financial statements included in the Company's 10-Q and 10-K filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees are fees for services performed by Stegman & Company that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes auditing the Company's 401(k) plan, performing collateral audit procedures for assets pledged with the Federal Home Loan Bank, and review of various registration statements.

(3)
Tax fees are fees for professional services performed by Stegman & Company with respect to tax compliance, tax preparation, tax advice and tax planning in 2002 and 2003, as well as assistance in a Maryland sales tax audit.

Pre-Approval of Audit and Non-Audit Services

        In 2003, the SEC adopted a rule pursuant to the federal Sarbanes-Oxley Act of 2002 that, except with respect to certain de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, requires Audit Committee pre-approval of audit and non-audit services provided by the Company's independent auditors. All of the services described above were pre-approved by the Audit Committee pursuant to this SEC rule.

AUDIT COMMITTEE CONSIDERATION

        After due consideration, the Audit Committee has concluded that the provision by Stegman & Company of the non-audit services described above is not incompatible with the maintenance by Stegman & Company of its independence.

STOCKHOLDER PROPOSALS

        Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended to be included in the proxy statement and voted on by the stockholders at the Annual Meeting of Stockholders to be held in May 2005 must submit in writing proposals, including all supporting materials, to the Company at its principal executive offices no later than December 2, 2004 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to the Company's By-laws, if a stockholder intends to nominate a person for the election to the Company's Board of Directors or present a proposal for business to be considered at the 2005 Annual Meeting of Stockholders but does not seek inclusion of the nomination or proposal in the Company's proxy statement for such meeting, the Company must receive the nomination or proposal after December 2, 2004 and before January 1, 2005 for it to be considered timely received. If the notice of a stockholder nomination or proposal is not timely received, the Company will be authorized to exercise discretionary voting authority with respect to the nomination or proposal.

ANNUAL REPORT

        THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003 IS ENCLOSED HEREWITH. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON A WRITTEN REQUEST DIRECTED TO EUGENE A. FRIEDMAN, SECRETARY, FIRST MARINER BANCORP, 3301 BOSTON STREET, BALTIMORE, MARYLAND 21224.

OTHER MATTERS

        The Board of Directors knows of no other business to be presented for action at the Meeting, but if any other business should properly come before the Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder in their discretion.

                      By Order of the Board of Directors,

                      Eugene A. Friedman
                      SECRETARY

APPENDIX A

FIRST MARINER BANCORP

AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED AS OF MARCH 22, 2004

I.     STATEMENT OF PURPOSE

The Audit Committee (the "Committee") has been established by the Board of Directors (the "Board") of First Mariner Bancorp (the "Company") to oversee the accounting and financial reporting processes of the Company and its subsidiaries, the audits of the financial statements of the Company, and the Company's system of internal controls. The purposes of the Committee shall be to:

  •
  assist the Board in the oversight of: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the Company's internal accounting and financial controls; (iii) the Company's compliance with legal and regulatory requirements; (iv) the independent auditor's qualifications, independence and performance; and (v) the qualifications and performance of the Internal Audit department.

  •
  prepare the Committee's report, made pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), to be included in the Company's annual proxy statement (the "Audit Committee Report").

In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditing department and the financial and senior management of the Company. The Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at levels.

The Committee will fulfill its responsibilities and duties by carrying out all activities enumerated in Section IV of this Audit Committee Charter.

II.    COMPOSITION

Number and Appointment.    The Committee shall have at least three members. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Act and any additional requirements that the Board determines appropriate. Upon recommendation of the Nominating Committee, the Board will appoint directors to the Committee at the annual meeting of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Independence.    The Committee shall be composed solely of directors who are "independent" in accordance with Rule 10A-3 of the Exchange Act and the Nasdaq Marketplace Rules for determining the independence of directors (subject to any Nasdaq exceptions), and otherwise meet the Nasdaq Marketplace Rules and requirements for the membership of the audit committee. Independent Committee members shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members.

Financial Literacy.    All members of the audit committee shall be "financially literate" at the time of their appointment in accordance with the requirements of Nasdaq. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices (at the time of their appointment) and an ability to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. In addition, at least one member of the Committee shall be an "audit committee financial expert" as defined in Item 401 of Regulation S-K and as determined by the Board of Directors. This would require past employment experience in finance or accounting, a professional certification in accounting, or comparable experience that demonstrates financial sophistication, which includes having been a chief executive officer, chief financial officer, or other comparable senior-level financial officer.

Compensation.    The compensation of Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director's fees.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the internal auditing department and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least the financial expert, should review and discuss with the independent auditors and management quarterly the Company's periodic financial statements prior to their filing with the SEC, as set forth in more detail below. The Committee shall maintain minutes and records relating to its meetings and the Committee's activities.

IV.    RESPONSIBILITIES AND DUTIES

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

Document/Report Review

  •
  Review this Audit Committee Charter at least annually, and make any changes deemed appropriate, subject to review and approval of the full Board of Directors.

  •
  Review and discuss with management the Company's annual and quarterly financial statements and all internal control reports (or summaries thereof), and review other material reports on financial information (excluding tax returns and reports) submitted by the Company to any government body, or the public, including management certifications as required by Sarbanes-Oxley (Sections 302 and 906) and relevant reports rendered by the outside auditors.

  •
  Review and discuss with management and the independent auditors the audited financial statements to be included in the annual report on Form 10-K, including disclosures made in the "Management's Discussion and Analysis of Financial Condition" section, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders, including their judgment about (i) the quality, not just the acceptability, of the Company's accounting principles; (ii) the reasonableness of significant judgments; (iii) the consistency of the application of the Company's accounting policies; and

    (iv) the clarity and completeness of the financial statements and related disclosures. Any changes in accounting principles should be reviewed.

  •
  Recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Review the interim financial statements on Form 10Q, including disclosures made in the "Management's Discussion and Analysis of Financial Condition" section and earnings releases, with management and the independent auditors prior to their respective filing or release. Discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The independent auditor shall conduct an Interim Financial Review prior to the Company's filing of its Form 10-Q.

  •
  Review the regular internal reports to management prepared by the Internal Audit department and management's response.

  •
  Review and approve all related party transactions other than loans approved by the entire Board as allowed under Regulation O.

Independent Auditors

  •
  In its sole discretion, appoint, retain, determine the compensation for and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, as well as to ultimately approve all audit engagement fees and terms, as set forth in Section 10A(m)(2) of the Exchange Act and Rule 10A-3(b)(2) thereunder.

  •
  Pre-approve all audit and permissible non-audit services in accordance with Section 202 of the Act and the SEC rules promulgated thereunder.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Evaluate the independence of the outside auditor by, among other things:

  •
  obtaining and reviewing from the independent auditor at least annually a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board (ISB) Standard No. 1;

  •
  engaging in an active dialogue with the outside auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditors;

  •
  taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors;

  •
  monitoring compliance by the Company's independent auditor with the five year audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

  •
  monitoring compliance by the Company and the independent auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder.

  •
  Instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

Internal Controls and Financial Reporting Procedures

  •
  Discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and resources.

  •
  Review the internal audit function of the Company including the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Review with management, the internal auditors and independent auditors the adequacy and effectiveness of the Company's administrative, disclosure, accounting and other internal control policies and procedures, including:

  •
  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

  •
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

  •
  any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

  •
  Elicit any recommendations from management, the independent auditors and the internal auditors for the improvement of the Company's internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

  •
  Review the yearly report prepared by management (when required to be prepared), and attested to by the independent auditor, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's Form 10-K.

  •
  Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  •
  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Advise management, the Internal Audit department and the independent auditors that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices, including new developments, policies or requirements applicable to the Company, and discuss with management, the internal auditing department and the independent auditors the results of their timely analysis of significant financial reporting issues and practices.

  •
  Consider any reports or communications and management's responses thereto submitted to the Committee by the independent auditors required by or referred to in Statement on Auditing Standards ("SAS") No. 61, as it may be modified or supplemented, including reports and communications relating to significant adjustments, management judgments and accounting estimates, significant new accounting policies, the management letter provided by the independent auditor and the Company's response thereto, and any difficulties or problems encountered in the course of the audit work or disagreements with management and management's response.

Committee Reporting

  •
  Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  •
  Prepare the Audit Committee Report, disclosing whether the Committee has (i) reviewed and discussed the audited financial statements with management and the independent auditors; (ii) discussed with the independent auditor the matters to be discussed by SAS No. 61; and (iii) received from the independent auditor disclosures regarding its independence required by ISB Standard No. 1, and discussed with the independent auditor its independence. In addition, the report shall include a statement whether, based on the review and discussions conducted pursuant to the previous sentence, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

  •
  Include a copy of this Audit Committee Charter in the proxy statement for the Company's annual meeting of stockholders at least triennially or the year after any significant amendment to the Charter.

  •
  Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Compliance Matters

  •
  Establish procedures, in accordance with Section 301 of Sarbanes-Oxley and Rule 10A-3 of the Exchange Act, for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Review annually and update periodically the Company's Code of Conduct and Ethics (the "Code").

  •
  Oversee the implementation of the Code and ensure continued compliance with established standards. In its administration of the Code, with respect to an executive officer or director of the Company, the Committee shall (i) determine requests for waivers of any provision of the Code; (ii) determine all potential conflicts of interest; and (iii) in consultation with the Company's general counsel, determine the existence of a violation of the Code with respect to an executive officer or director of the Company.

  •
  Review activities, organizational structure and qualifications of the Internal Audit department.

  •
  Review with the Company's counsel any legal matter that could have a significant impact on the Company or its financial statements, including corporate securities trading policies.

  •
  Review with the Senior Compliance Officer any compliance matters that could significantly impact the organization.

  •
  Receive annual reports regarding the implementation, administration, and effectiveness of the Company's physical and information security programs, both in accordance with FDIC regulations.

  •
  Perform any other activities consistent with this Charter and the Company's By-Laws as the Committee or the Board deems necessary or appropriate.

V.     RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and, in accordance with Section 301 of Sarbanes-Oxley and Rule 10A-3 of the Exchange Act, to retain independent counsel and other experts, advisors or consultants as it determines is necessary to carry out its duties, and to determine funding for payment of (i) compensation to any such counsel, experts, advisors or consultants, (ii) compensation to outside auditors engaged by the Committee and (iii) ordinary administrative expenses of the Committee.

VI.   LIMITATIONS OF THE COMMITTEE'S ROLE

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the Committee's duty to audit the Company's financial statements or to determine that the Company's financial statements are complete and accurate or in accordance with GAAP. These are the responsibilities of management and the independent auditor.

APPENDIX B

FIRST MARINER BANCORP
2004 LONG TERM INCENTIVE PLAN

                            As approved by the Board of Directors on March 16, 2004

FIRST MARINER BANCORP

2004 LONG-TERM INCENTIVE PLAN

1.     Establishment, Purpose, and Types of Awards

        First Mariner Bancorp (the "Company") establishes this First Mariner Bancorp 2004 Long-Term Incentive Plan (the "Plan") for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

        The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares

        The Plan is not intended to affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future.

2.     Defined Terms

        Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.     Shares Subject to the Plan

        Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue pursuant to Awards is 500,000. These Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

        Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award.

4.     Administration

        (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

        (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more managing directors or officers to make Awards to individuals who are not Reporting Persons. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

        (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i)    to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, or SARs to be covered by each Award;

          (ii)   to determine, from time to time, the Fair Market Value of Shares;

          (iii)  to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv)  to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v)   to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi)  in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

        Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are managing directors, officers, or Employees of the Company or its Affiliates.

        (d)   Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

        (e)   No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.     Eligibility

        (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

        (b)   Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

        (c)   Limits on Individual Awards. At no time may the Options and SARs granted to any Participant under the Plan exceed 250,000 Shares, subject to adjustment pursuant to Section 13 below.

        (d)   Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may involve an Exercise Price that is lower (or higher) than the Exercise Price of the surrendered Option.

6.     Option Awards

        (a)   Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence such grant in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

        (b)   ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

        (c)   Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

        (d)   Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

          (i)    ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (ii)   Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

          (iii)  Named Executives. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (iv)  Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but shall promptly provide a written notice to any Participant affected by the reduction.

        (e)   Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

        (f)    Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

        (g)   Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i)    cash or check payable to the Company (in U.S. dollars);

          (ii)   other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii)  a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv)  any combination of the foregoing methods of payment.

        The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

        (h)   Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

        The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

          (i)    Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii)   Disability. In the event of termination of a Participant's Continuous Service as a result of his or her "disability" within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii)  Retirement. In the event of termination of a Participant's Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination through the expiration date of the option.

          (iv)  Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time following the date of the Participant's death, through the date of expiration by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

          (v)   Cause. If the Committee determines that a Participant's Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

7.     Share Appreciate Rights (SARs)

        (a)   Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i)    SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii)   SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii)  Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

        (b)   Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

        (c)   Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

        (d)   Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

        (e)   Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying—

          (i)    the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii)   the number of Shares with respect to which the SAR has been exercised.

        Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

        (f)    Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

        (g)   Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

        (h)   Repricing and Buy-out. The Committee has the same discretion to reprice SARs as it has to take such actions with respect to Options.

8.     Restricted Shares

        (a)   Grants. The Committee may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. The Committee may condition any Award of Restricted Shares to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

        (b)   Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares, the terms and conditions under which the Participant's interest in the Restricted Shares will become vested. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

        (c)   Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

        (d)   Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant's Restricted Shares and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share, unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

        (e)   Dividends payable on Vesting. Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

        (f)    Deferral Elections. At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the ERISA) receives an Award of either Restricted Shares, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

9.     Taxes

        (a)   General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes.

        (b)   Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

        (c)   Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

        (d)   Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

10.   Non-Transferability of Awards

        (a)   General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

        (b)   Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide that an Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant's "Immediate Family" (as defined below), on such terms and conditions as the Committee deems appropriate. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

11.   Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

        (a)   Changes in Capitalization. The Committee may equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

        (b)   Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.

        (c)   Change in Control. In the event of a Change in Control, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the Award or to substitute a substantially equivalent award, in which event such Award shall terminate upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the Successor Corporation, the Committee shall have the discretion and authority to provide that with respect to such Awards, that:

          (i)    the vesting of such Awards shall accelerate so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested, and provide that any repurchase right of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right; and

          (ii)   the Company or Successor Corporation shall pay cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

        Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

        For purposes of this Section 13(c), an Award shall be considered assumed, without limitation, if each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of Shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Shares in the transaction.

        (d)   Certain Distributions. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Shares covered by each outstanding Award to reflect the effect of such distribution.

12.    Time of Granting Awards. The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

13.   Modification of Awards and Substitution of Options.

        (a)   Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award, accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), accelerate the vesting of any Award, extend or renew outstanding Awards, or accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. The foregoing notwithstanding, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to unilaterally make the modification.

        (b)   Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

14.    Term of Plan. The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

15.   Amendment and Termination of the Plan.

        (a)   Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

        (b)   Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

16.    Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

17.    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.    Effective Date. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

19.    Controlling Law. All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of Maryland, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

20.   Laws And Regulations.

        (a)   U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Committee may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

        (b)   Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Committee may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

21.    No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of entry of their name with respect to such Shares in the Company's Registry of Members in accordance with the Company's Memorandum and Articles of Association. Prior to the issuance of Shares pursuant to an Award (as evidenced by the entry of the Participant's name with respect to such Shares in the Company's Registry of Members in accordance with the Company's Memorandum and Articles of Association), a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

22.    No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

FIRST MARINER BANCORP
2004 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

        As used herein, the following definitions shall apply:

        "Affiliate" means any entity, including any "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

        "Applicable Law" means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and Maryland state laws, the Code, any applicable stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

        "Award" means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, and a Restricted Share, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

        "Award Agreement" means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason, including different documents as may be appropriate or applicable for particular locations and countries.

        "Board" means the Board of Directors of the Company.

        "Cause" for termination of a Participant's Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the Participant's commission of any material act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) material unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee, and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

        "Change in Control" means a change in control of more than 50 per cent of any class of the outstanding common stock of the Company.

        "Code" means the U.S. Internal Revenue Code of 1986, as amended.

        "Committee" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code.

        "Company" means First Mariner Bancorp, a Maryland corporation.

        "Consultant" means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

        "Continuous Service" means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

        "Director" means a member of the Board, or a member of the board of directors of an Affiliate.

        "Eligible Person" means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

        "Employee" means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date (the "Determination Date") means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

        "Grant Date" has the meaning set forth in Section 14 of the Plan.

        "Incentive Share Option or ISO" hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

        "Involuntary Termination" means termination of a Participant's Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

        "Non-ISO" means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

        "Option" means any stock option granted pursuant to Section 6 of the Plan.

        "Participant" means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

        "Plan" means this First Mariner Bancorp 2004 Long-term Incentive Plan.

        "Reporting Person" means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

        "Restricted Shares" mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

        "SAR" or "Share Appreciation Right" means Awards granted pursuant to Section 7 of the Plan.

        "Share" means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

        "Ten Percent Holder" means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX C

FIRST MARINER BANCORP
2003 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The purpose of this 2003 EMPLOYEE STOCK PURCHASE PLAN ("Plan") is to provide all eligible employees of FIRST MARINER BANCORP, a Maryland corporation, and its participating subsidiaries (collectively referred to as the "Company") with an opportunity to acquire an interest in the Company through the ownership of shares of common stock, par value $.05 per share ("Common Stock") of the Company through payroll deductions. The Plan is intended to permit eligible employees to acquire or increase their proprietary interest in the growth and success of the Company, and to encourage them to remain in the employ of the Company.

        2.    Administration.    The Plan shall be administered by the Company's Compensation Committee (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. These determinations shall be final and binding upon all persons unless otherwise determined by the Board of Directors (the "Board"). A quorum of the Committee shall consist of a majority of its members. The Committee may act by vote of a majority of its members at a meeting at which a quorum is present; or without a meeting if written consent setting forth the action taken is signed by all members of the Committee. Members of the Committee shall not be permitted to participate in the Plan. No member of the Committee shall vote upon or decide any matter relating to a member of his or her immediate family or to any rights or benefits of a member of his immediate family under the Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

        3.    Options Restricted to Employees.    The options granted under the Plan shall only be granted to eligible employees of the Company or its participating subsidiaries to purchase shares of the Company's Common Stock. The term "participating subsidiary" shall mean any subsidiary of the Company that is designated by a resolution of the Board of the Company to participate in the plan.

        4.    Limitation on Aggregate Shares; Adjustments.

          (a)    Shares Reserved.    The Company has reserved 100,000 shares of Common Stock, par value $.05 per share, for issuance upon the exercise of options granted under the Plan, subject to adjustment as set forth below. The Company may use authorized, unissued shares to fund the Plan. The Company may also repurchase outstanding shares, including shares purchased in the open market, upon such terms as the Company may approve, for delivery under the Plan. The maximum number of shares of the Company's Common Stock available for sale in any offering period will be established by the Committee from time to time, prior to an offering period for all options to be granted during such offering period, subject to adjustment pursuant to this Section. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the shares so released from such option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of shares as will satisfy the requirements of all outstanding options granted under the Plan.

          (b)    Adjustments Upon Changes in Capitalization.    If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan (including shares reserved under this Plan, subject to options granted hereunder or credited or issued to Participants hereunder) and option prices shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate purchase price. The determination of the Committee as to the terms of any such adjustment shall be conclusive.

          (c)    Adjustments Upon Dissolution, Liquidation or Corporate Reorganization.    In the event of a dissolution or liquidation of the Company, or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation, or any merger in which the Company is the surviving corporation but the holders of its Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate and the amount in each participating employee's account shall be refunded. The existence of the Plan or options hereunder shall not in any way prevent any transaction described herein and no holder of any option shall have the right to prevent such transaction.

        5.    Participation.

          (a)    Eligibility.    All full-time regular employees of the Company and its participating subsidiaries with 30 days or more of continuous employment with the Company and/or its participating subsidiaries will be eligible to participate in the Plan (a "Participant"). The term "full-time regular employee" includes persons whose customary employment with the Company is at least 20 hours per week and more than five months per calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. No member of the Board who is not an employee of the Company or a subsidiary or who is a member of the Committee will be eligible to participate.

          (b)    Ownership Limitations.    No Participant may be granted an option to purchase shares under the Plan if such Participant, immediately after the option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the Participant.

          (c)    Annual Dollar Limitations.    No Participant shall be granted an option which permits his or her right to purchase shares under this Plan, and any other stock purchase plan of the Company, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        6.    Payment Periods.    Each bi-weekly pay period, commencing each Sunday and ending the following Saturday two weeks later is a "Payment Period" during which payroll deductions will be accumulated under the Plan. The Committee, in its discretion, may establish other Payment Periods for certain designated classes of Participants.

        7.    Election to Participate.

          (a)    Authorization Form.    An eligible employee may enroll as a Participant in the Plan at any time by completing and forwarding a payroll deduction authorization form to the Company. The form will authorize automatic payroll deductions for each pay period commencing on the Offering Commencement Date (as defined below) next succeeding receipt of the authorization form by the Company, and continuing until (i) the Participant changes the amount of such payroll deductions pursuant to Section 7(c); (ii) the Participant becomes an ineligible employee or withdraws from participation from the Plan pursuant to Section 8; (iii) the Plan is suspended or terminated pursuant to Section 24; or (iv) the Committee otherwise determines. The form will state the amount of salary or wages to be deducted regularly from the Participant's pay and will authorize the purchase of stock for the employee in accordance with the terms of the Plan. The authorization form will contain an undertaking by the Participant to notify the Company in the event that the Participant disposes of any shares purchased under the Plan within two years after the date of the granting of the option to purchase such shares or one year after the date of purchase. Enrollment will become effective as soon as practicable after the Company's receipt of the authorization form. The Offering Commencement Date means the first business day of the calendar quarter applicable to an offering to Participants of options to purchase shares (an "Offering").

          (b)    Payroll Deductions.    The Company will maintain payroll deduction accounts for all Participants. No interest will be paid on such accounts. A Participant may authorize payroll deductions not less than $10 per Payment Period but not more than $250 per Payment Period or a lesser amount if so determined by the Committee during a Payment Period.

          (c)    Changes in Payroll Deductions.    A Participant may at any time (but in no event more than twice during the any calendar year) increase or decrease the Participant's payroll deduction by completing and forwarding a new payroll deduction authorization form to the Company in accordance with this Section 7. The change may not become effective sooner than the next Payment Period after the Company's receipt of the form.

        8.    Withdrawal from the Plan.    A Participant may withdraw from the Plan, in whole but not in part, by submitting written notice of withdrawal to the payroll department. As soon as practicable following receipt of such notice, the Company will refund to the Participant the entire cash balance accumulated in the Participant's account and will issue to the Participant a stock certificate representing the number of full shares credited to his or her account.

        9.    Grant of Options.

          (a)    Quarterly Offerings.    The Plan shall be implemented by Offerings to Participants of options to purchase shares. Offerings shall be made each calendar quarter. Each Offering shall commence on the Offering Commencement Date and shall terminate on the last business day of the calendar quarter applicable to the Offering (the "Offering Termination Date"). Offerings shall continue to be made under the Plan until the later of (i) the date the maximum number of shares identified in Section 4 has been purchased pursuant to Options granted hereunder, or (ii) the Plan is terminated or suspended pursuant to Section 24. The Committee shall have the power to change the duration of Offerings (including the commencement dates thereof) with respect to future Offerings, without shareholder approval, if such change is announced at least two (2) days prior to the scheduled beginning of the first Offering to be affected thereafter.

          (b)    Granting of Options.    On the Offering Commencement Date of each Offering Period, each Participant shall be granted an option to purchase on each Offering Termination Date during such Offering Period a number of shares determined by dividing such Participant's accumulated payroll deductions credited to the Participant's account as of the Offering Termination Date by the Exercise Price specified in Section 9(c) below, provided that such purchase shall be subject to the limitations set forth in Sections 5(b) and (c) hereof. An option granted under this Plan shall not result in income upon the receipt of the shares subject to the option to the extent that the Participant (other than the Participant's estate where the Participant is deceased) does not dispose of the shares (i) two years from and after the date the option is granted, and (ii) one year after the date the shares are issued to the Participant.

          (c)    Exercise Price.    The exercise price for each share purchased under this Plan will not be less than 90% of the fair market value of the Common Stock on the Offering Termination Date ("Exercise Price"). The fair market value of the Common Stock on a given date shall be determined by the Committee as follows: If the Common Stock is listed on an established national or regional stock exchange, is quoted on a quotation system of the Nasdaq Stock Market, Inc., or is publicly traded in an established securities market, the fair market value shall be the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date was not a trading date, on the trading date immediately preceding the such date (or, if there is no such closing price, then the Committee shall use the mean between the highest bid and the lowest asked prices or between the high and low prices on such date). If there is no established market for the Common Stock, then the fair market value shall be established by the Committee in good faith.

        10.    Exercise of Options and Purchase of Shares.    Unless a Participant withdraws from the Plan as provided in Section 8 hereof, or except as otherwise provided in the Plan or determined by the Committee, an option granted to a Participant hereunder shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such option. Such exercise shall be for the purchase, on or as soon as practicable after the Offering Termination Date, of the number of full shares that the accumulated payroll deductions credited to the Participant's account as of the Offering Termination Date will purchase at the applicable Exercise Price (but not in excess of the number of shares for which an Option has been granted to the Participant pursuant to Section 9). The Participant's account shall be charged for the amount of the purchase, and the Participant's ownership of the shares purchased shall be appropriately evidenced on the books of the Company. Subsequent shares, if any, covered by the Participant's option will be purchased in the same manner on the next Offering Termination Date, whenever sufficient funds to purchase one or more full shares have again accumulated in the Participant's account. If the total number of shares for which options are exercised on any Offering Termination Date exceeds the maximum number of shares reserved under the Plan, the available shares shall be allocated by the Committee among Participants in such manner as it deems equitable.

        11.    Restrictions.

          (a)    Rights Not Transferable.    No option shall be transferable by a Participant other than by will and the laws of descent and distribution. Options shall be exercisable only by the Participant during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process.

          (b)    Other Restrictions.    The Company's obligation to sell and deliver shares under this Plan is subject to compliance with all applicable state and federal laws and regulations, compliance with the rules of any stock exchange or quotation service (such as the Nasdaq National Market) on which the Company's securities may be listed, and approval of such federal and state authorities or agencies as may have jurisdiction over the Plan or the Company.

        12.    Participants' Accounts.

          (a)    Accounts.    The Company shall cause to be maintained payroll deduction accounts for all Participants. Payroll deductions made from a Participant's compensation shall be credited to the Participant's account, and shall be applied for the purchase of shares pursuant to Section 10. No interest shall be paid or allowed on any payroll deductions credited to a Participant's account. At the time of purchase, each Participant will immediately acquire full beneficial ownership of all shares purchased for his or her account. All shares will be registered in the name of a nominee for the account of the Participant until delivery is requested. Stock certificates will be issued to Participants only upon their request or at the time of termination of the Plan or a Participant's withdrawal from the Plan or termination of participation in the Plan pursuant to Section 14 hereof. Stock certificates will be issued only in the name of the Participant as it appears on the Participant's payroll deduction authorization form, or in the Participant's name jointly with a member of the Participant's family, with right of survivorship. A Participant who requests a stock certificate prior to termination of the Plan or upon his or her withdrawal from the Plan or termination of participation in the Plan may not receive such stock certificate until such time as his or her account is credited with at least 50 full shares, and may not in any event receive more than one full stock certificate in any calendar quarter.

          (b)    Quarterly Statements.    Each Participant will receive a quarterly statement from the Company as soon as practicable following the end of each Offering. The statement will reflect the total amount of deductions for the Participant's account during such Offering period, the purchase prices, and the amount of cash held at the end of the period.

          (c)    Notices to Stockholders.    The Company will deliver to each Participant as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements and other materials distributed by the Company to its stockholders. There will be no charge to Participants for the Company's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

        13.    Rights as a Stockholder.    None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under this Plan unless and until a stock certificate representing such shares shall have been issued to the nominee for each Participant employee or directly to the Participant. In the case of shares held in the name of the nominee holder, such rights and privileges shall only inure indirectly to the Participant as a beneficial owner, and the Company shall be entitled to treat the nominee as the record owner of such shares.

        14.    Rights on Retirement, Death or Termination of Employment.    A Participant's participation in the Plan shall terminate immediately upon such Participant's retirement, death, or termination of employment. No payroll deduction shall be taken from any pay due and owing to a Participant at such time, and the balance in the Participant's account shall be paid to the Participant or, in the event of the Participant's death, to the Participant's estate or (with respect to a Participant who opened a joint account with right of survivorship) to the Participant's survivor, or to a designated beneficiary, as set forth in Section 15 hereof.

        15.    Designation of Beneficiary.    A Participant may file a written designation of beneficiary with respect to a person who is to receive any shares and/or cash that such Participant would be entitled to under the Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such shares and/or cash to such beneficiary. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares or cash credited to the Participant under the Plan.

        16.    Withholding.    The Committee shall have the right to make such provisions as it deems appropriate to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan.

        17.    Application of Funds.    All payroll deductions received or held by the Company under this Plan may be used for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18.    Expenses Related to the Plan.    The Company will bear all costs of administering and carrying out the Plan.

        19.    No Employment Rights.    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employment to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the

Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time

        20.    Share Certificates.    Certificates representing shares issued pursuant to the Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

    "The shares represented by this certificate have not been registered under the Securities Act of 1933 and any state securities laws, and may not be assigned, transferred, pledged or otherwise disposed of without registration except upon presentation of evidence satisfactory to the Company that an exemption from registration is available."

        21.    Registration.    If the Company shall be advised by its counsel that shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the shares by the Company may be deferred until registration is effected or consent obtained.

        22.    Qualified Plan.    It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of this Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        23.    Amendment of the Plan.    The Board of Directors may at any time, or from time to time, amend this Plan in any respect; provided, however, that without the prior approval of the holders of a majority of the shares of Common Stock of the Company then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares approved for this Plan (other than as provided in Section 4), (ii) materially modifying the eligibility requirements for participation in the Plan, (iii) materially increasing the benefits accruing to Participants under the Plan, or (iv) amending the Plan in any manner which will cause options issued under it to fail to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code.

        24.    Termination or Suspension.    The Committee shall have the power at any time to terminate or suspend the Plan and all rights of Participants under the Plan. Upon termination of this Plan all amounts in the accounts of Participants not applied to the purchase of shares hereunder shall be promptly refunded.

        25.    Term of Plan; Effective Date.    The Plan shall become effective upon its adoption by the Board, subject to approval of the Plan by the stockholders of the Company within 12 months of the date the Plan was adopted. Unless sooner terminated by the Board, the Plan shall continue in effect for a term of 10 years.

        26.    Governing Law.    The law of the State of Maryland will govern all matters relating to the Plan, except to the extent it is superseded by the laws of the United States.

        The undersigned, who is the duly elected Chief Financial Officer of the Company, hereby certifies that, this 2003 Employee Stock Purchase Plan was approved by the Board of Directors of the Company and became effective as of July 1, 2003.

FIRST MARINER BANCORP
By: Mark Keidel Chief Financial Officer

ANNUAL MEETING OF STOCKHOLDERS OF

FIRST MARINER BANCORP

May 4, 2004

Please date, sign and mail
our proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.
Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ ☐	Edith B. Brown Thomas L. Bromwell	(Term Expiring 2007) (Term Expiring 2007)
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐ ☐	Rose M. Cernak George H. Mantakos Hector Torres	(Term Expiring 2007) (Term Expiring 2007) (Term Expiring 2007)
☐	FOR ALL EXCEPT (See instructions below)	☐	Michael R. Watson	(Term Expiring 2007)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒
		FOR	AGAINST	ABSTAIN
2.	Approval of the Company's 2004 Long Term Incentive Plan.	☐	☐	☐
The Board of Directors recommends a vote FOR proposal 2.
3.	Approval of the Company's 2003 Employee Stock Purchase Plan.	☐	☐	☐
The Board of Directors recommends a vote FOR proposal 3.
4.	Proposal by a stockholder regarding the separation of the positions of Chairman of the Board and Chief Executive Officer.	☐	☐	☐
The Board of Directors recommends a vote AGAINST proposal 4.

I plan to attend the meeting    ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  FIRST MARINER BANCORP
  ANNUAL MEETING OF STOCKHOLDERS
  MAY 4, 2004
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of First Mariner Bancorp (the "Company") hereby appoints Dennis Finnegan and Eugene A. Friedman and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 4, 2004, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposals 1, 2 and 3 and AGAINST proposal 4. The undersigned acknowledges receipt of the Company's 2003 Annual Report and the Notice of the Annual Meeting of the Company.

(Continued and to be signed on the reverse side)

COMMENTS:

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held Tuesday, May 4, 2004, AT 7:45 A.M. at FIRST MARINER BANCORP 3301 Boston Street Baltimore, Maryland 21224
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS To Be Held on Tuesday, May 4, 2004 AT 7:45 A.M.
SOLICITATION AND REVOCATION OF PROXIES
OUTSTANDING SHARES AND VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Proposal One: ELECTION OF DIRECTORS
Nominees for Election
Continuing Directors
Continuing Directors
BOARD MEETINGS AND COMMITTEES GOVERNANCE OF THE COMPANY
EXECUTIVE COMMITTEE
AUDIT COMMITTEE
COMPENSATION COMMITTEE
NOMINATING COMMITTEE
COMMUNITY ACTION COMMITTEE
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
EMPLOYMENT ARRANGEMENTS AND AGREEMENTS
CHANGE IN CONTROL AGREEMENTS
OTHER BENEFITS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION OF CHIEF EXECUTIVE OFFICER
COMPENSATION OF OTHER EXECUTIVE OFFICERS
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CODE OF CONDUCT AND ETHICS
Proposal Two APPROVAL OF 2004 LONG TERM INCENTIVE PLAN
Proposal Three APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN
NEW PLAN BENEFITS First Mariner Bancorp 2003 Employee Stock Purchase Plan
Proposal Four: STOCKHOLDER PROPOSAL RELATING TO SEPARATION OF POSITIONS OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
PRINCIPAL AUDITOR FEES AND SERVICES
AUDIT COMMITTEE CONSIDERATION
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
FIRST MARINER BANCORP AUDIT COMMITTEE CHARTER AMENDED AND RESTATED AS OF MARCH 22, 2004
FIRST MARINER BANCORP 2004 LONG TERM INCENTIVE PLAN
FIRST MARINER BANCORP 2004 LONG-TERM INCENTIVE PLAN
FIRST MARINER BANCORP 2004 LONG-TERM INCENTIVE PLAN
FIRST MARINER BANCORP 2003 EMPLOYEE STOCK PURCHASE PLAN